                                                                    EXHIBIT 10.2

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES PURCHASED HEREUNDER MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.

                       SECOND AMENDMENT AND SUPPLEMENT TO
                          STOCK SUBSCRIPTION AGREEMENT

         THIS SECOND AMENDMENT AND SUPPLEMENT TO STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made as of this 15th day of December, 2004, by and among SurgiCare, Inc., a Delaware corporation ("SurgiCare"), Brantley Partners IV, L.P. ("Brantley") and each of the investors listed on Schedule I hereto (the parties listed on Schedule I are sometimes hereinafter collectively referred to as the "Additional Subscribers" and individually as an "Additional Subscriber").

         WHEREAS, SurgiCare has previously entered into an Amended and Restated Stock Subscription Agreement dated as of February 9, 2004 with Brantley, and the First Amendment to Stock Subscription Agreement dated as of July 16, 2004 with Brantley (as so amended, the "Subscription Agreement"), a conformed copy of which is attached hereto as Exhibit A, pursuant to which SurgiCare agreed to issue and sell to Brantley, and Brantley agreed to purchase, a number of shares of Class B Common (as defined under the Subscription Agreement) set forth therein (the "Total Subscription Shares") in exchange for an aggregate consideration of $10,000,000 plus the Base Bridge Interest Amount (as defined in the Subscription Agreement) (the "Brantley Purchase Price");

         WHEREAS, Brantley desires to assign to the Additional Subscribers its right under the Subscription Agreement to purchase from SurgiCare, for an aggregate consideration of $3,200,000 (the "Additional Aggregate Purchase Price"), which is in addition to the Brantley Purchase Price, a portion of the Total Subscription Shares equal to the number of Total Subscription Shares multiplied by a fraction, the numerator of which is equal to the Additional Aggregate Purchase Price and the denominator of which is equal to the sum of the Brantley Purchase Price plus the Additional Aggregate Purchase Price (the "Assigned Shares"), and the Additional Subscribers desire to accept such assignment and purchase from SurgiCare the Assigned Shares subject to the terms and conditions under the Subscription Agreement; and

         WHEREAS, SurgiCare wishes to accept the Additional Aggregate Purchase Price, in addition to the Brantley Purchase Price, as consideration for the Total Subscription Shares, and SurgiCare and Brantley wish to amend the Stock Subscription Agreement to reflect the increase in the purchase price of the Total Subscription Shares;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, SurgiCare, Brantley and each Additional Subscriber, severally and not jointly, hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Subscription Agreement.

         2. AMENDMENT. Section 1.4 of the Stock Subscription Agreement is hereby amended and restated in its entirety to read as follows:

                  "1.4 The term "Cash Purchase Price" means the sum of (x) $13,200,000 plus (y) the Base Bridge Interest Amount."

         3. ASSIGNMENT.

                  (a) Brantley hereby assigns its right, and the Additional Subscribers hereby agree, to purchase the Assigned Shares for the Additional Aggregate Purchase Price (the "Assignment") pursuant to the terms and conditions under the Subscription Agreement (as modified by this Agreement).

                  (b) SurgiCare hereby consents to the Assignment and the parties agree that as of the date of this Agreement, Brantley's rights and obligations under the Subscription Agreement to purchase the Assigned Shares are terminated. Nothing in this Agreement shall affect Brantley's rights and obligations under the Subscription Agreement to purchase the Total Subscription Shares other than the Assigned Shares and to pay the Brantley Purchase Price.

         4. SUPPLEMENT TO SUBSCRIPTION AGREEMENT. The Assigned Shares are being sold to the Additional Subscribers pursuant to the terms of the Subscription Agreement (as modified by this Agreement). By its execution of this Agreement, each Additional Subscriber is made a party to the Subscription Agreement and, except as otherwise expressly provided herein, is deemed to be a Subscriber under Sections 3, 4, 5.2(a), 5.2(b), 5.2(f), 5.2(p), 7, 9.4, 9.5, 10.2, 10.3 and
10.4 of the Subscription Agreement, the Assigned Shares are deemed (as the context permits) to be Subscription Securities for all purposes of the Subscription Agreement, and each Additional Subscriber is entitled to all the rights and benefits, and makes the representations and warranties set forth in
Section 4, of the Subscription Agreement, and is subject to the obligations under, the Subscription Agreement. Notwithstanding the foregoing, in no event shall the Additional Subscribers be entitled to any payment pursuant to Section 9.3.

         5. SALE AND PURCHASE OF THE ASSIGNED SHARES. At the Closing, and subject to the terms and conditions in the Subscription Agreement (as modified by this Agreement), SurgiCare will issue and sell to each Additional Subscriber and each Additional Subscriber will purchase from SurgiCare, a portion of the Assigned Shares equal to the percentage of the total number of Assigned Shares set forth opposite its name in the column entitled "Percentage of Assigned Shares" on Schedule I, at the price set forth opposite its name in the column labeled "Total Purchase Price" on
Schedule I.

         6. CLOSING, PAYMENT AND DELIVERY. At the Closing, each Additional Subscriber will pay to SurgiCare, by wire transfer of immediately available funds, the amount set forth opposite its name in the column labeled "Total Purchase Price" on Schedule I; and SurgiCare will deliver to each Additional Subscriber a certificate or certificates registered in the Additional Subscriber's name (or in such name or names as otherwise set forth on Schedule
I) representing the portion of the Assigned Shares equal to the percentage of the total number of Assigned Shares set forth opposite its name in the column entitled "Percentage of Assigned Shares" on Schedule I.

         7. REPRESENTATIONS AND WARRANTIES OF SURGICARE. SurgiCare hereby represents and warrants that all representations and warranties of SurgiCare contained in the Subscription Agreement are true and correct as of the date of this Agreement with the same force and effect as if made at and as of the date of this Agreement, except those representations and warranties, if any, described on Schedule II hereto (the "Supplemental Disclosure Schedule").

         8. GOVERNING LAW. This Agreement and all claims arising hereunder or in connection herewith shall be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

         9. COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall constitute one and the same agreement.

         10. NO MODIFICATIONS. Except as amended hereby, the terms and conditions of the Subscription Agreement shall continue in full force and effect and are hereby in all respects ratified and confirmed.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                 SURGICARE, INC.

                                 By: /s/ Keith LeBlanc
                                     -------------------------------------
                                     Name:  Keith LeBlanc
                                     Title: Chief Executive Officer

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                           BRANTLEY PARTNERS IV, L.P.

                                 By: Brantley Venture Management IV, L.P.,
                                     its general partner

                                 By: /s/ Paul H. Cascio
                                     -------------------------------------
                                     Name:  Paul H. Cascio
                                     Title: Authorized Signatory

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                 BRANTLEY CAPITAL CORPORATION

                                 By: /s/ Paul H. Cascio
                                     -------------------------------------
                                     Name:  Paul H. Cascio
                                     Title: Vice President

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                 JEFFREY J. PENSO

                                     /s/ Jeffrey J. Penso
                                     -------------------------------------
                                     Jeffrey J. Penso

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                 MBM COMMUNITY, LLC

                                 By: /s/ Michael A. Mineo
                                     -------------------------------------
                                     Name:  Michael A. Mineo
                                     Title: Authorized Signatory

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                 STRANCOINVESTMENTS, LTD.

                                 By: /s/ Ghazwa Yousif
                                     -------------------------------------
                                     Name:  Ghazwa Yousif
                                     Title: Director

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                 ROBERT AND MARGEE HELMS FAMILY
                                 PARTNERSHIP, LTD.

                                 By: /s/ Robert N. Helms, Jr.
                                     -------------------------------------
                                     Name:  Robert N. Helms, Jr.
                                     Title: Managing Partner

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                 LAUREN WEINER

                                     /s/ Lauren Weiner
                                 ----------------------------------------
                                 Lauren Weiner

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                 MICHAEL RUNYON

                                     /s/ Michael Runyon
                                 ----------------------------------------
                                 Michael Runyon

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                 SPARROW FUND, LP

                                 By: /s/ Michael Runyon
                                     -------------------------------------
                                     Name:  Michael Runyon
                                     Title:  General Partner

                                   SCHEDULE I

                             ADDITIONAL SUBSCRIBERS

SUBSCRIBERS                                        PERCENTAGE OF    TOTAL PURCHASE
                                                  ASSIGNED SHARES       PRICE
Brantley Capital Corporation                            62.500000%  $ 2,000,000.00

Robert and Margee Helms Family Partnership, Ltd.        23.437500%  $   750,000.00

Jeffrey J. Penso                                         3.125000%  $   100,000.00

Michael Runyon                                           3.125000%  $   100,000.00

StrancoInvestments, ltd.                                 2.343750%  $    75,000.00

MBM Community, LLC                                       2.343750%  $    75,000.00

Lauren Weiner                                            1.562500%  $    50,000.00

Sparrow Fund, LP                                         1.562500%  $    50,000.00

                                   SCHEDULE II

                        SUPPLEMENTAL DISCLOSURE SCHEDULE

NONE.